UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2018

REVOLUTION LIGHTING TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23590	59-3046866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Broad Street, Stamford, Connecticut		06901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 504-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RVLT	Nasdaq Capital Market

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As disclosed in its Form 8-K filed on December 11, 2018 (the “Prior 8-K”), on December 10, 2018, the Audit Committee of the Board of Directors (the “Audit Committee”) of Revolution Lighting Technologies, Inc. (the “Company”), upon the recommendation of the Company’s management, concluded that, as a result of apparent errors related to revenue recognition associated with bill and hold transactions identified in the course of the Audit Committee’s ongoing review of the accuracy of the Company’s previously filed financial statements, the Company’s consolidated financial statements as of and for each of the following fiscal periods should no longer be relied upon:

•	the fiscal quarters ended March 31, 2018 and June 30, 2018;

•	the fiscal year ended December 31, 2017 and each fiscal quarter therein;

•	the fiscal year ended December 31, 2016 and each fiscal quarter therein; and

•	the fiscal year ended December 31, 2015 and each fiscal quarter therein.

Additionally, the Company disclosed in the Prior 8-K that the Audit Committee had determined that the related reports on the consolidated financial statements and internal control over financial reporting for the fiscal years ended December 31, 2017, 2016 and 2015 of the Company’s independent registered public accounting firm, RSM US LLP, (“RSM”) should also no longer be relied upon and that it had discussed such matters with RSM. At the time of filing the Prior 8-K, the Audit Committee was unable to determine whether the identified errors would require the Company to restate any or all of these previously filed financial statements.

On May 7, 2019, upon the recommendation of the Company’s management and as a result of additional information regarding errors related to bill and hold revenue recognition obtained and analyzed during the course of its ongoing investigation, the Audit Committee concluded that the Company’s consolidated financial statements for the fiscal year ended December 31, 2014 and the related reports on such consolidated financial statements and internal control over financial reporting for the fiscal year ended December 31, 2014 should also no longer be relied upon. In addition, the Audit Committee concluded that the Company’s consolidated financial statements as of and for each of the following fiscal periods should be restated:

•	the fiscal quarters ended March 31, 2018 and June 30, 2018;

•	the fiscal year ended December 31, 2017 and each fiscal quarter therein;

•	the fiscal year ended December 31, 2016;

•	the fiscal year ended December 31, 2015; and

•	the fiscal year ended December 31, 2014.

The Company intends to file these restated financial statements with the U.S. Securities and Exchange Commission (the “SEC”) as soon as practicable after the Audit Committee’s ongoing investigation is complete, the restated financial statements are complete and, where applicable, have been audited, and the required periodic reports are finalized.

The restatement of these financial statements has not been completed, and they have not been audited. The full impact of the errors on the Company’s previously filed financial statements has not yet been determined. The Company intends to provide an estimate of the impact of the adjustments when they are finalized.

The Audit Committee has discussed the matters described in this Amendment to Form 8-K with RSM.

Forward-looking statements

Except for statements of historical fact, the matters discussed herein are “forward-looking statements” within the meaning of the applicable securities laws and regulations. The words “estimates,” “expects,” “believes,” “are intended,” “plans,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements, including statements regarding the Company’s restated financial statements and ability to file them with the SEC, involve risks and uncertainties that may cause actual results to differ materially from those stated here as a result of various factors. Forward-looking statements reflect the views of the Company’s management as of the date hereof. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake to revise these statements to reflect subsequent developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2019

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Robert V. LaPenta
Robert V. LaPenta, Sr.
Chief Executive Officer and President